MAP-EQUITY FUND
             520 Broad Street, Newark, NJ 07102-3111
                         1-800-559-5535

               Supplement dated September 24, 1998
 To Prospectus Dated May 1, 1998, as Supplemented August 6, 1998

This supplement should be read in conjunction with the prospectus for the MAP-Equity Fund (the "Fund"), a copy of which can be obtained without charge from First Priority Investment Corporation ("First Priority"), 520 Broad Street, Newark, New Jersey 07102, ATTN: MAP-EQUITY FUND, or by telephoning 1-800-559-5535.

The Board of Directors of the Fund has voted to discontinue the Exchange Privilege between the Fund and MAP-Government Fund, Inc., as described on pages 11-12 of the Fund's Prospectus. The discontinuance will be effective 60 days from the date of this Supplement.